- --------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  May 29, 1996



                     Cargill Financial Services Corporation
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




               Delaware                        33-96500
    ----------------------------             ------------          -------------------
    (State or Other Jurisdiction             (Commission            (I.R.S. Employer
          of Incorporation)                  File Number)          Identification No.)

                                                                      55343-9497
Attention:     Phillip M. Fantle, Esq.                                (Zip Code)
               6000 Clearwater Drive
               Minnetonka, Minnesota
               (Address of Principal
                Executive Offices)


Registrant's telephone number, including area code (612) 984-3444


                                    No Change
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


- --------------------------------------------------------------------------------

Item 5.           Other Events

Description of the Certificates and the Mortgage Loans

                  Cargill Financial Services Corporation ("CFSC") registered issuances of up to $1,000,000,000 principal amount of mortgage loan (including manufactured housing loan) asset-backed securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-96500) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, CFSC as sponsor of the Access Financial Manufactured Housing Contract Trust 1996-1 (the "Trust") issued approximately $149,977,000 in aggregate principal amount of its Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 1996-1 (the "Offered Certificates"), on May 29, 1996. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                  The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as
Exhibit 4.1(a), dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor (the "Sponsor"), Access Financial Receivables Corp., as seller (the "Seller"), Access Financial Corp., as servicer, and The Bank of New York, as trustee (the "Trustee"). The certificates issued by the Trust consist of five classes of senior certificates designated as the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates and the Class A-5 Certificates (collectively the "Senior Certificates") and four classes of subordinate certificates designated as the Class A-6 Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class C Certificates. The Trust issued two classes of residual certificates. Only the Senior Certificates, the Class A-6 Certificates and the B-1 Certificates were issued pursuant to the Registration Statement, and they constitute the Offered Certificates. The Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates, the Class B-1 Certificates and the Class B-2 Certificates evidence in the aggregate initial undivided interests in the pool of contracts comprising the Trust of approximately 20.71%, 16.27%, 14.73%, 7.48%, 14.68%, 7.88%, 10.84% and 5.91%, respectively, based on their original certificate balance. The Class C Certificates are "interest-only" certificates and do not have a certificate principal balance.

                  The assets of the Trust consist primarily of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements (the "Contracts") and certain related property held by the Trust.

                  Interest distributions on the Offered Certificates are based on the certificate principal balance thereof and the then applicable remittance rate thereof. The remittance rate for the Class A-1 Certificates, the Class A-2 Certificates, the Class A-3 Certificates, the Class A-4 Certificates, the Class A-5 Certificates, the Class A-6 Certificates and the Class B-1 Certificates is 6.400%, 6.750%, 6.975%, 7.300%, 7.575%, 7.975% and 8.040% per annum, respectively.

                  The Class A-1 Certificates have an aggregate principal amount of $33,544,000, the Class A-2 Certificates have an aggregate principal amount of $26,360,000, the Class A-3 Certificates have an aggregate principal amount of $23,862,000, the Class A-4 Certificates have an aggregate principal amount of $12,115,000, the Class A-5 Certificates have an aggregate principal amount of $23,781,000, the Class A-6 Certificates have an aggregate principal amount of $12,764,000 and the Class B-1 Certificates have an aggregate principal amount of $17,551,000.

         As of the May 29, 1996 closing date, the Contracts possessed the characteristics described in the Prospectus dated October 19, 1995 and the Prospectus Supplement dated May 24, 1996, filed pursuant to Rule 424(b)(2) of the Securities Act of 1933, as amended, on May 30, 1996.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(a)      Not applicable

(b)      Not applicable

(c)      Exhibits:

                  1.1 Underwriting Agreement, dated May 22, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Receivables Corp., as seller, Access Financial Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.

                  4.1(a) Pooling and Servicing Agreement, dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Receivables Corp., as seller, Access Financial Corp., as servicer, and The Bank of New York, as trustee.

                  4.1(b) Loan Sale Agreement, dated as of May 1, 1996 between Access Financial Receivables Corp., as purchaser, and Access Financial Corp., as seller.

                  4.1(c) Securitization  Sponsorship Agreement,  dated as of May
1,  1996  among  Cargill  Financial  Services   Corporation,   Access  Financial
Receivables Corp. and Access Financial Corp.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CARGILL FINANCIAL SERVICES CORPORATION,
                                        as Sponsor


                                           By:     /s/ Kenneth M. Duncan
                                               ---------------------------------
                                               Name:     Kenneth M. Duncan
                                               Title:    Senior Vice President


Dated: June 13, 1996

                                  EXHIBIT INDEX


      Exhibit No.         Description

          1.1 Underwriting Agreement, dated May 22, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Receivables Corp., as seller, Access Financial Corp., Prudential Securities Incorporated and J.P. Morgan Securities Inc.


        4.1(a) Pooling and Servicing Agreement, dated as of May 1, 1996, among Cargill Financial Services Corporation, as sponsor, Access Financial Receivables Corp., as seller, Access Financial Corp., as servicer, and The Bank of New York, as trustee.

        4.1(b)            Loan Sale Agreement, dated as of May 1,
                          1996 between Access Financial Receivables
                          Corp., as purchaser, and Access Financial
                          Corp., as seller.

        4.1(c) Securitization Sponsorship Agreement, dated as of May 1, 1996 among Cargill Financial Services Corporation, Access Financial Receivables Corp. and Access Financial Corp.